SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 25, 2009
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
SIGNATURES

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “expect,” “believe,” and similar words. These forward-looking statements involve a number of risks, uncertainties and other factors, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include, among other matters, the uncertainties inherent in oil and gas activities; the effects of the Company’s impaired financial condition; the effects of actions by third parties including stockholders, creditors and government officials; fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q previously filed with the Securities and Exchange Commission; the ability of the Company and its subsidiaries to prosecute, develop and consummate its plan of reorganization with respect to the Chapter 11 proceeding commenced by the Company; the effects of the Chapter 11 filing on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in the Chapter 11 case and the outcome of any such proceedings in general; the length of time the Company will operate under the Chapter 11 proceeding; the risks associated with third party motions in the Chapter 11 proceeding, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization; the potential adverse effects of the Chapter 11 proceeding on the Company’s liquidity or results of operations; continued compliance with conditions for funding under the secured credit facility that has been obtained to fund the Company while in the Chapter 11 proceeding; the ability to execute the Company’s business and restructuring plan; management of cash resources; restrictions imposed by, and as a result of, the Company’s substantial leverage; increased legal costs related to the bankruptcy case and other litigation and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees. The forward-looking statements are intended to help stockholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that any specific results will be acheived.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Operating Revenues from Continuing Operations for the three month period ended September 30, 2009 deteriorated to $0.9 million from $3.0 million for the corresponding period for 2008. This deterioration was attributable to both a decrease in the realized price for oil sold and lower volumes of oil sold at the Ninotsminda Field in Georgia.
The Company reported a Net Loss for the three month period ended September 30, 2009 of $1.7 million compared to a net loss of $0.9 million in the corresponding period for 2008. This was attributable to an increase in Operating Loss from Continuing Operations compared to the corresponding period for 2008.
Operating Loss from Continuing Operations for the three month period ended September 30, 2009 increased to $0.7 million compared to an Operating Income of $0.2 million in the corresponding period for 2008. This was due to lower Operating revenues from Continuing Operations and increased Direct Project Costs, being offset partially by reduced Field Operating Expenses, Selling, General and Administrative Expenses and Depreciation, Depletion and Amortization.
The forgoing is qualified by and should be read together with the unaudited preliminary financial statements set forth in Item 7.01 herein.

The information set forth in this Current Report on Form 8-K is preliminary in nature, has been prepared by management and has not been reviewed or audited by external auditors. Accordingly, such information does not necessarily reflect results of the Company’s operations and financial condition that may be reportable after completion of a review or audit and, while management is reasonably confident that such information is materially accurate, such preliminary results may be subject to change and should not be regarded as a definitive report on results of operations and financial condition of the Company as at September 30, 2009 and as at December 31, 2008 and for the fiscal periods then ended. Although these statements have been produced on a best effort basis and management believes they are accurate, they may not be relied upon.
As previously reported, the Company is currently in default in making interest payments under its outstanding Senior Subordinated Convertible Guaranteed Notes, due September 1, 2009 and its 12% Subordinated Convertible Guaranteed Notes, due June 28, 2010. The Company is also currently in default under the terms of its Settlement Agreement with WEUS Holding Inc (“WEUS”), a subsidiary of Weatherford International Ltd, as reported previously. As also previously reported the Company has commenced a voluntary proceeding seeking relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code (“Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 28, 2009. The pre-packaged Chapter 11 case is being administered under the caption In re CanArgo Energy Corporation, No. 09-16453 (the “Chapter 11 Case”). The Bankruptcy Court assumed jurisdiction over the assets of the Company, as of the date of the filing of the bankruptcy petition. The Company will remain in possession of its assets, and continue to manage and operate its business and properties, as debtor-in-possession, subject to the provisions of the Bankruptcy Code and the supervision and orders of the Bankruptcy Court. The Company lacked the resources to timely file the Form 10-Q due on November 16, 2009, without unreasonable effort or expense.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
November 25, 2009 Guernsey, British Isles — CanArgo Energy Corporation, a Debtor in Possession (“CanArgo” or the “Company”) today reported results for the three and nine months ending September 30, 2009.
Operating Revenues from Continuing Operations for the three month period ended September 30, 2009 deteriorated to $0.9 million from $3.0 million for the corresponding period for 2008. This deterioration was attributable to both a decrease in the realized price for oil sold and lower volumes of oil sold at the Ninotsminda Field in Georgia.
The Company reported a Net Loss for the three month period ended September 30, 2009 of $1.7 million compared to a net loss of $0.9 million in the corresponding period for 2008. This was attributable to an increase in Operating Loss from Continuing Operations compared to the corresponding period for 2008.
Operating Loss from Continuing Operations for the three month period ended September 30, 2009 increased to $0.7 million compared to an Operating Income of $0.2 million in the corresponding period for 2008. This was due to lower Operating revenues from Continuing Operations and increased Direct Project Costs, being offset partially by reduced Field Operating Expenses, Selling, General and Administrative Expenses and Depreciation, Depletion and Amortization.
The forgoing is qualified by and should be read together with the following unaudited financial statements which are preliminary in nature , have been prepared by management and have not been reviewed or audited by external auditors.

CANARGO ENERGY CORPORATION AND SUBSIDIARIES
Financial Statements
Unaudited Consolidated Condensed Balance Sheets
Expressed in United States dollars

	September 30,	December 31,
	2009	2008
	(Unaudited)	(Unaudited)
ASSETS

Current Assets
Cash and cash equivalents	$276,955	$1,854,507
Accounts receivable	148,978	145,646
Crude oil inventory	214,038	534,688
Prepayments	131,202	70,949
Assets to be disposed	120,579	144,252
Other current assets	134,296	131,411

Total current assets	$1,026,048	$2,881,453

Non Current Assets
Prepaid financing fees	—	20,960

Capital assets, net	1,265,655	1,395,095

Total Assets	$2,291,703	$4,297,508

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable — trade	$1,220,185	$1,052,233
Loans payable — short term	14,693,498	3,895,202
Accrued liabilities	4,996,304	6,882,833
Liabilities to be disposed	10,399	10,399

Total current liabilities	$20,920,386	$11,840,667

Long term debt	—	9,511,295

Provision for future site restoration	272,602	253,702

Total Liabilities	$21,192,987	$21,605,664

Temporary Equity	$2,119,530	$2,119,530

Stockholders’ equity:
Common stock, par value $0.10; authorized - 1,000,000,000 shares at September 30, 2009 and at December 31, 2008; shares issued, issuable and outstanding - 254,469,277 at September 30, 2009 and at December 31, 2008	25,446,927	25,446,927
Capital in excess of par value	244,464,695	244,428,613
Accumulated deficit	(290,932,436)	(289,303,226)

Total stockholders’ equity (deficit)	$(21,020,814)	$(19,427,686)

Total Liabilities, Temporary Equity and Stockholders’ Equity	$2,291,703	$4,297,508

This unaudited preliminary financial information was produced internally and has not been reviewed or audited by external auditors.

CANARGO ENERGY CORPORATION AND SUBSIDIARIES
Financial Statements
Unaudited Consolidated Condensed Statement of Operations
Expressed in United States dollars

	Unaudited		Unaudited
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
	(Expressed in United States dollars)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Revenues from Continuing Operations:
Oil and gas sales	$909,370	$2,965,661	$3,178,842	$8,196,657

	909,370	2,965,661	3,178,842	8,196,657

Operating Expenses:
Field operating expenses	285,585	454,348	1,207,135	1,252,433
Direct project costs	332,942	67,345	900,419	585,620
Selling, general and administrative	855,494	1,543,237	3,055,570	4,255,189
Depreciation, depletion and amortization	99,829	702,432	301,603	2,136,274

	1,573,850	2,767,362	5,464,727	8,229,516

Operating Income (Loss) from Continuing Operations	(664,480)	198,299	(2,285,885)	(32,859)

Other Income (Expense):
Interest income	63	2,873	1,070	40,848
Interest and amortization of debt discount and expense	(1,019,743)	(867,057)	(3,089,343)	(2,571,244)
Foreign exchange gains (losses)	(49,503)	(210,581)	(110,939)	(401,208)
Settlement of accounts payable	—	—	3,920,481	—
Other	6,645	(15,708)	(41,404)	(72,861)

Total Other Income (Expense)	(1,062,538)	(1,090,473)	679,865	(3,004,465)

Income (Loss) from Continuing Operations Before Taxes	(1,727,018)	(892,174)	(1,606,020)	(3,037,324)

Income taxes	—	—	—	—

Income (Loss) from Continuing Operations	(1,727,018)	(892,174)	(1,606,020)	(3,037,324)

Net Income (Loss) from Discontinued Operations, net of taxes and minority interest	(936)	(4,237)	(23,190)	(34,902)

Net Income (Loss)	$(1,727,954)	$(896,411)	$(1,629,210)	$(3,072,226)

Weighted average number of common shares outstanding
- Basic	254,469,277	242,120,974	254,469,277	242,120,974

- Diluted	254,469,277	242,120,974	254,469,277	242,120,974

Basic Net Income (Loss) Per Common Share
- from continuing operations	$(0.01)	$(0.00)	$(0.01)	$(0.01)
- from discontinued operations	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Basic Net Income (Loss) Per Common Share	$(0.01)	$(0.00)	$(0.01)	$(0.01)

Diluted Net Income (Loss) Per Common Share
- from continuing operations	$(0.01)	$(0.00)	$(0.01)	$(0.01)
- from discontinued operations	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Diluted Net (Income) Loss Per Common Share	$(0.01)	$(0.00)	$(0.01)	$(0.01)

This unaudited preliminary financial information was produced internally and has not been reviewed or audited by external auditors.

CANARGO ENERGY CORPORATION AND SUBSIDIARIES
Financial Statements
Unaudited Consolidated Condensed Statement of Cash Flows
Expressed in United States dollars

	Unaudited
	Year Ended September 30,
	2009	2008
Operating activities:
Net Loss	(1,629,210)	(3,072,226)
Net income (loss) from discontinued operations, net of taxes and minority interest	(23,190)	(34,902)

Loss from continuing operations	(1,606,020)	(3,037,324)
Adjustments to reconcile net loss from continuing operations to net cash used by operating activities:
Non-cash stock compensation expense	36,082	334,480
Non-cash interest expense and amortization of debt discount	3,072,792	1,705,765
Depreciation, depletion and amortization	301,603	2,136,274
Settlement of accounts payable	(3,920,481)	—
Changes in assets and liabilities:
Accounts receivable	(3,332)	206,366
Inventory	320,650	(218,070)
Prepayments	(66,167)	(283,469)
Other current assets	(2,885)	16,474
Accounts payable	167,952	(13,493)
Accrued liabilities	288,021	(718,707)

Net cash generated (used) by continuing operating activities	(1,411,785)	128,296

Investing activities:
Capital expenditures	(172,164)	(4,551,834)
Change in oil and gas supplier prepayments	5,914	2,870

Net cash used in investing activities	(166,250)	(4,548,964)

Financing activities:

Net cash provided by financing activities	—	—

Discontinued activities:
Net cash generated (used) by operating activities	483	518
Net cash used in investing activities	—	—
Net cash provided by financing activities	—	—

Net cash flows from assets and liabilities held for sale and to be disposed	483	518

Net decrease in cash and cash equivalents	(1,577,552)	(2,639,445)
Cash and cash equivalents, beginning of period	1,854,507	6,869,381

Cash and cash equivalents, end of period	$276,955	$4,229,936

This unaudited preliminary financial information was produced internally and has not been reviewed or audited by external auditors.
The information set forth herein is preliminary in nature, has been prepared by management and has not been audited by external auditors. Accordingly, such information does not necessarily reflect financial results of operations that may be reportable after completion of an audit and, while management is reasonably confident that such information is materially accurate, such preliminary results may be subject to change and should not be regarded as a definitive report on results of operations of the Company for the fiscal periods referred to herein.
The information in this item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: November 25, 2009	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate
Secretary